                                                                    EXHIBIT 10.2

                            TOTAL CONTAINMENT, INC.
                            STOCK COMPENSATION PLAN
                                   SECTION 1

                              PURPOSE OF THE PLAN

  The purpose of the Total Containment, Inc. Stock Compensation Plan (the "Plan") is to provide incentive compensation opportunities for selected officers and key employees of Total Containment, Inc. (the "Company") and its subsidiaries. In providing these opportunities, the Company seeks to generate in the participants a proprietary and vested interest in the performance of the Company and an increasing incentive to contribute to the Company's future success and prosperity, thereby benefitting all stockholders. Providing incentive compensation opportunities to key employees will aid the Company in attracting, retaining, and encouraging the kind of management it requires to realize its long term financial objectives.

                                   SECTION 2

                            EFFECTIVE DATE OF PLAN

  This Plan shall become effective February 27, 1997, the date on which it was adopted by the Board of Directors of the Company, subject to approval by the stockholders of the Company.

                                   SECTION 3

                                  DEFINITIONS

  The following terms, when capitalized and used herein, shall have the meanings set forth below unless the context clearly indicates otherwise:

  3.1 Award: means a nonqualified stock option, an incentive stock option, a stock appreciation right, a performance unit, or restricted stock, or a combination of the foregoing, granted pursuant to the terms of this Plan.

  3.2 Board: means the Board of Directors of the Company.

  3.3 Code: means the Internal Revenue Code of 1986, as amended from time to time.

  3.4 Committee: means the Committee designated by the Board to administer the Plan.

  3.5 Common Stock: means the $.01 par value common stock of the Company.

  3.6 Company: means Total Containment, Inc., a Delaware business corporation, and any successor by merger thereto.

  3.7 Disability: means permanent and total disability such that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or is expected to last for a continuous period of not less than 12 months. All determinations as to disability shall be made by the Committee and shall be final and binding.

  3.8 Employee: means any employee of the Company or any Subsidiary.

  3.9 Fair Market Value: means (i) in the event that the Common Stock is listed on an established exchange, the closing price of the Common Stock on the relevant date or, if no trade occurred on that day, on the next preceding day on which a trade occurred, (ii) in the event that the Common Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the relevant date, or (iii) in the event that the Common Stock is not then listed on an established exchange or quoted on NASDAQ, the average of the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the relevant date as reported by two (2) brokerage firms to be selected by the Committee which are then making a market in the Common Stock. In the event that the Common Stock is not listed on an established exchange and no closing bid and asked quotations are available, Fair Market Value shall be determined in good faith by the Committee. In the case of (ii) or (iii) above, in the event that no closing bid or asked quotation is available on one or more of such trading days, Fair Market Value shall be determined by reference to the five (5) trading days immediately preceding the relevant date on which closing bid and asked quotations are available.

  3.10 Option: means an incentive stock option or a nonqualified stock option (including a Reload Option) granted to a Participant permitting the Participant to purchase shares of Common Stock, subject to the terms and conditions described in the Plan.

  3.11 Participant: means an Employee who is selected by the Committee to receive an Award under the Plan.

  3.12 Performance Cycle: means the period of months or years selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Units has been earned.

  3.13 Performance Goals: means the objectives established by the Committee for a Performance Cycle for the purpose of determining the extent to which an award of Performance Units has been earned.

  3.14 Performance Unit: means a fixed or variable dollar denominated unit contingently awarded to a Participant subject to the terms and conditions as described in the Plan.

  3.15 Reload Option: means a nonqualified stock option which entitles the Participant to purchase from the Company a number of shares of Common Stock equal to the number of shares of Common Stock tendered to the Company in payment of the exercise price of an Option, subject to such terms and conditions as the Committee may in its discretion set forth in an Award Agreement; provided, that the option price of a Reload Option shall not be less than 100% of the fair market value of the shares of Common Stock subject to the Reload Option on the date on which the grant of the Reload Option becomes effective; provided further that a Reload Option must be exercised prior to the expiration of the term of the Option in respect of which the grant of that Reload Option becomes effective.

  3.16 Restricted Period: means the period of months or years selected by the Committee during which a grant of Restricted Stock may be forfeited to the Company.

  3.17 Restricted Stock: means shares of Common Stock contingently granted to a Participant subject to the terms and conditions as described in the Plan.

  3.18 Retirement: means the voluntary termination of employment by a Participant on or after attainment of age 65 or the voluntary termination of employment by a Participant on or after attainment of age 55 if the Participant has been an Employee for at least fifteen (15) years.

  3.19 Subsidiary: means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   SECTION 4

                            STOCK SUBJECT TO AWARDS

  Subject to the provisions of Section 6 of this Plan, the maximum number of shares of Common Stock that may be issued pursuant to all Awards granted under the Plan shall be 400,000 shares. Such shares may be treasury or authorized, but unissued, shares of Common Stock. Shares issuable pursuant to Awards which, by reason of the expiration, cancellation or other termination of Awards prior to issuance, are not issued, shall again be available for future Awards, except that Restricted Shares that are forfeited after issuance shall not be available for reissuance pursuant to future Awards.

                                   SECTION 5

                                ADMINISTRATION

  5.1 Committee Members. The Plan shall be administered by the Committee, which shall be composed of at least two members of the Board who the full Board designates.

  5.2 Committee Authority. The Committee shall have authority, subject to Board approval, (i) to grant Awards upon terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate, (ii) to determine the Employees to whom Awards will be made under the Plan, and (iii) to determine the time and frequency at which Awards will be made and the number of shares to be optioned or awarded. The Committee shall have authority, subject to Board approval, to grant Awards of one type or of several types and in such combinations as the Committee shall determine.

  Notwithstanding anything to the contrary herein, the Committee may, in its discretion, subject to Board approval, accelerate the time at which: (i) any Option or stock appreciation right may be exercised, (ii) any Performance Units shall be earned, or (iii) restrictions on Restricted Stock shall lapse.

  In addition, the Committee shall have authority, subject to Board approval, to construe and interpret all provisions of this Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of this Plan.

  Any decision made, or action taken, by the Committee in connection with the administration of the Plan or in connection with any Award shall be final and conclusive, subject to Board approval. No member of the Committee shall be liable for any act done in good faith with respect to this Plan. All expenses of administering this Plan shall be borne by the Company.

                                   SECTION 6

                               STOCK ADJUSTMENTS

  In the event of any change in the number of issued and outstanding shares of Common Stock of the Company which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Company, the Committee shall proportionately adjust the maximum number of shares reserved under Section 4 and shall appropriately adjust the number of shares subject to each outstanding Award, and (where appropriate) the price per share thereof (but not the total Award price), so that upon exercise or realization of such Award, the Participant shall receive the same number of shares he would have received had he been the holder of all shares subject to his outstanding Award immediately before the effective date of such change in the number of issued and outstanding shares of Common Stock of the Company. Such adjustment shall not, however, result in the issuance of fractional shares.

  Any adjustment under this Section shall be made by the Committee, subject to approval by the Board. No adjustment shall be made that would cause an incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code. The grant of an Award pursuant to the Plan shall not affect in any way the right of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                                   SECTION 7

                                  ELIGIBILITY

  Employees, as may be designated by the Committee, who are performing or who have been engaged to perform services of special importance to the management, operation, or development of the Company shall be eligible to receive Awards under the Plan. Members of the Board who are not Employees shall not be eligible for Awards under the Plan.

                                   SECTION 8

                                GRANT OF AWARDS

  Each Award granted under this Plan shall be evidenced by an agreement (an "Award Agreement") executed by the Company and the Participant. The Award Agreement shall set forth the type of Award, the terms and conditions of the Award, and the manner in which it may be exercised, subject to the provisions of this Plan. Each Award Agreement shall be consistent with the applicable provisions of this Plan and may contain such terms, conditions and other provisions as the Committee may in its discretion determine to be appropriate and which are not inconsistent with the provisions of this Plan.

                                   SECTION 9

                             TERMS AND CONDITIONS

  9.1 Nonqualified Stock Options. The grant of a nonqualified stock option entitles the Participant to purchase from the Company a stated number of shares of Common Stock, subject to the following terms and conditions:

    A. Price. The Committee shall establish the Option price at the time each nonqualified stock option is granted, which price shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the day the Option is granted.

    B. Exercise of Options. The Option price of each share as to which a nonqualified stock option is exercised shall be paid in full at the time of such exercise. Unless otherwise provided in an Award Agreement, such payment shall be made in cash, by tender of shares of Common Stock which have been owned by the Participant for at least six (6) months, or by a combination of cash and such shares of Common Stock. In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such brokerage firm.

    C. Time Period for Exercise. The Committee may establish time periods after which unexercised nonqualified stock options shall expire. The Committee may determine that a nonqualified stock option shall become exercisable in installments and may determine that the right to exercise such nonqualified stock option as to such installments shall expire on different dates or on the same date.

    D. Termination of Employment. Unless otherwise provided in an Award Agreement, a Participant may exercise a nonqualified stock option only while he is an Employee, except that: (i) in the case of a Participant who ceases to be an Employee for reasons of Disability or death, a nonqualified stock option may be exercised by the Participant or by the Participant's personal representative or beneficiary (as the case may be) for a period of twelve (12) months following the date of Disability or death, and (ii) a Participant who ceases to be an Employee because of Retirement may exercise a nonqualified stock option for a period of three (3) months following the date of Retirement.

    E. Reload Option. The Committee may in its discretion grant a Reload Option in connection with the grant of a nonqualified stock option.

  9.2 Incentive Stock Options. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code, and shall entitle the Participant to purchase from the Company a stated number of shares of Common Stock, subject to the following terms and conditions:

    A. Price. The Committee shall establish the Option price at the time each incentive stock option is granted, which price shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the day the Option is granted. If an Employee, at the time the incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option price shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the day the option is granted.

    B. Ten Year Limitation. Incentive stock options shall not be granted under this Plan later than ten (10) years after the earlier of: (i) the date this Plan is adopted, or (ii) the date this Plan is approved by the stockholders of the Company. An incentive stock option which is granted under this Plan shall not be exercisable later than ten (10) years after its date of grant. The Committee may determine that any incentive stock option shall become exercisable in installments and may determine that the right to exercise such incentive stock option as to such installments shall expire on different dates or on the same date.

    C. Termination of Employment. A Participant may exercise an incentive stock option only while he is an Employee, except that: (i) in the case of a Participant who ceases to be an Employee for reasons of Disability or death, an incentive stock option may be exercised by the Participant or by the Participant's personal representative or beneficiary (as the case may be) for a period of twelve (12) months following the date of Disability or death, and (ii) a Participant who ceases to be an Employee because of Retirement may exercise an incentive stock option for a period of three (3) months following the date of Retirement.

    D. Exercise of Options. The option price of each share as to which an incentive stock option is exercised shall be paid in full at the time of such exercise. Unless otherwise provided in an Award Agreement, such payment shall be made in cash, by tender of shares of Common Stock owned by the Participant for at least six (6) months, or by a combination of cash and such shares of Common Stock. In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such brokerage firm.

    E. Reload Option. The Committee may in its discretion grant a Reload Option in connection with the grant of an incentive stock option.

  9.3 Stock Appreciation Rights. A stock appreciation right shall entitle the Participant to receive from the Company an amount equal to the positive difference between the Fair Market Value of a share of Common Stock at the time the Award is granted and the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right, or some percentage of such difference as the Committee may determine at the time of grant, subject to the following terms and conditions:

    A. Grant and Exercisability. Stock appreciation rights may be granted in tandem with an Option, in addition to an Option, or may be freestanding and unrelated to an Option. Stock appreciation rights granted in tandem or in addition to an Option may be granted either at the same time as the Option or at a later time. No stock appreciation right shall be exercisable earlier than six (6) months after its grant.

    B. Payment. The Committee shall determine and the Award Agreement shall specify whether a stock appreciation right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

    C. Termination of Employment. Unless otherwise provided in an Award Agreement, a Participant may exercise a stock appreciation right only while he is an Employee, except that: (i) in the case of a Participant who ceases to be an Employee for reasons of Disability or death, a stock appreciation right may be exercised by the Participant or by the Participant's personal representative or beneficiary (as the case may be) for a period of twelve
  (12) months following the date of Disability or death, and (ii) a Participant who ceases to be an Employee because of Retirement may exercise a stock appreciation right for a period of three (3) months following the date of Retirement.

  9.4 Performance Units. Performance Units entitle a Participant to earn a designated number of shares of Common Stock or a designated dollar amount, contingent upon the attainment of certain goals by the Company, subject to the following terms and conditions:

    A. Grant. The Committee shall determine the number of Performance Units to be granted, if any, and the number of such shares and units for each Performance Cycle, and shall determine the duration of each Performance Cycle and the value of each Performance Unit. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

    B. Performance Goals. The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time determine. During any Performance Cycle, the Committee, in its discretion, may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or similar events.

    C. Earned Awards. At the end of each Performance Cycle, the Committee shall determine the number of Performance Units which have been earned by Participants on the basis of performance in relation to the established Performance Goals. The determination by the Committee shall be final and binding.

    D. Payment. At the expiration of a Performance Cycle, unless otherwise provided in an Award Agreement, payment for Performance Units shall be in
  (i) cash; (ii) shares of Common Stock; (iii) shares of Restricted Stock; or
  (iv) in nonqualified stock options with an aggregate discount from Fair Market Value not in excess of the value of the earned Performance Unit for which payment is being made, in such proportions as the Committee shall determine at the end of the Performance Cycle.

    E. Termination of Employment. Unless otherwise provided in an Award Agreement, a Participant must be an Employee at the end of a Performance Cycle in order to be entitled to payment of Performance Units in respect of such Performance Cycle, except that in the event of a Participant's death, Disability or Retirement prior to the end of a Performance Cycle, the Committee, in its discretion and after taking into consideration the performance of such Participant and the performance of the Company during that portion of the Performance Cycle, may authorize payment to such Participant or his successor with respect to some or all of the Performance Units deemed earned for that Performance Cycle. The determination of the Committee shall be final and binding.

  9.5 Restricted Stock. Restricted Stock may be contingently granted to a Participant, subject to the following terms and conditions:

    A. Grant. At the time of making a grant of Restricted Stock, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period after which, and the conditions under which, all or part of the Restricted Stock may vest in the Participant, the price to be paid (if any) for the Restricted Stock, and any terms and conditions of the Award in addition to those contained in this Section 9.5, including, but not limited to, the establishment of criteria which would permit the Restricted Stock to vest on an accelerated basis.

    B. Certificates and Payment. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by him, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver to the Participant or his legal representative such certificates representing shares which have vested.

    C. Termination of Employment. Unless otherwise provided in an Award
  Agreement: (i) in the event that a Participant ceases to be an Employee during the Restricted Period for reasons other than death or Disability, all shares of Restricted Stock which have not previously vested in the Participant shall be forfeited to the Company, and (ii) in the event of a Participant's death or Disability during the Restricted Period, the restrictions imposed under the Award Agreement shall lapse and all shares of Restricted Stock shall immediately vest in the Participant.

                                  SECTION 10

               PLAN TERMINATION, AMENDMENT OR CHANGE OF CONTROL

  10.1 Plan Termination or Amendment. To the extent permitted by law, the Board may amend, suspend, or terminate the Plan at any time; provided, however, that with respect to incentive stock options, except as specified in
Section 6, no amendment may be adopted that will increase the number of shares reserved for Awards under the Plan, change the option price, or change the provisions required for compliance with Section 422 of the Code and regulations issued thereunder. The amendment or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted hereunder.

  10.2 Change of Control. In order to maintain the Participants' rights in the event of a "Change of Control" of the Company, the Committee, in its sole discretion, may, notwithstanding anything to the contrary contained in the Plan or an Award Agreement, either at the time an Award is made or at any time prior to or simultaneously with a "Change of Control": (i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of such Awards by the Company, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such Awards been currently exercisable or payable; (iii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such change; or (iv) cause the Awards then outstanding to be assumed or new rights of equivalent value substituted therefor, by the successor corporation in such change.

  "Change of Control" means the occurrence of: (i) a person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) becoming, directly or indirectly, the beneficial owner (as defined under the Securities Exchange Act of 1934) of twenty-five percent (25%) or more of the shares of Common Stock of the Company, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board, ceasing for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (iii) the Company merging or consolidating with or having its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation being owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction.

                                  SECTION 11

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

  No Option shall be exercisable, no Common Stock shall be awarded or issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares are now or may in the future be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations.

  No Option shall be exercisable, no Common Stock shall be awarded or issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until: (a) the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters, and (b) the Participant either: (i) authorizes the Company to withhold in accordance with applicable law from any compensation payable to the Participant, or (ii) agrees to remit to the Company (in either case as, and upon such terms as, the Committee may require) any taxes required to be withheld by the Company under federal, state or local law. A Participant may (with the consent of the Company) authorize the Company to withhold shares otherwise issuable to the Participant in order to satisfy any applicable tax withholding requirements.

  Without limiting the foregoing, the shares of Common Stock to be issued under this Plan shall be registered as soon as practicable under the Securities Act of 1933 by the Company by filing an appropriate registration statement. No Option shall be exercisable, no Common Stock shall be awarded or issued, and no certificates for shares of Common Stock shall be delivered until such registration statement is effective.

                                  SECTION 12

                              GENERAL PROVISIONS

  12.1 Effect on Employment. No person shall have any claim or right to be granted an Award and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its subsidiaries. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan, including, without limitation, any Award Agreement, shall in any way affect any right and power of the Company or any subsidiary of the Company to terminate the employment of any person at any time with or without assigning a reason therefor.

  12.2 Rights as a Stockholder. No Participant shall have any rights as a stockholder with respect to any Award granted to him unless and until certificates for shares of Common Stock are issued to him, except that in the event an Award is made in the form of Restricted Stock, the Participant shall have all rights of a stockholder (subject to the provisions of Section 9.5), including but not limited to, the right to receive all dividends paid on such shares (if any) and the right to vote such shares.

  12.3 Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company: (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices, or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices. Notice shall be deemed delivered to a Participant: (i) on the date it is personally delivered to him, or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him at the last address shown for him on the records of the Company.

  12.4 Indemnification. With respect to liabilities arising under or relating to this Plan, the Company shall indemnify each member of the Committee and each other officer or employee of the Company to whom any duty or power relating to the Plan may be allocated or delegated, to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania and the Bylaws of the Company.

  12.5 Governing Law. All questions pertaining to construction, validity and effect of the provisions of this Plan and the rights of all persons hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

  12.6 Transferability. Awards may be sold, assigned, transferred, pledged or otherwise encumbered, including, without limitation, by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code. Upon the death of a Participant, an Award shall be exercisable, to the extent permitted, by the Participant's estate or by a person who acquired the right to exercise such Award by bequest or inheritance or by reason of the death of the Participant. Notwithstanding anything to the contrary herein, a Participant shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to this Plan unless at least six (6) months have elapsed from the date the Award was granted, if at the time of such disposition the Participant is subject to Section 16 of the Securities Exchange Act of 1934.

  12.7 Unfunded Plan. The Plan, insofar as it provides for grants of Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Awards under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

  12.8 Rules of Construction. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. All words herein shall be construed to be of such number and gender as the context requires.